UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2022

(Commission File Number)	(Exact Name of Registrant as Specified in Its Charter) (Address of Principal Executive Offices) (Zip Code) (Telephone Number)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
1-9516	ICAHN ENTERPRISES L.P. 16690 Collins Ave, PH-1 Sunny Isles Beach, FL 33160 (305) 422-4100	Delaware	13-3398766

(Former Name or Former Address, if Changed Since Last Report)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Depositary Units of Icahn Enterprises L.P. Representing Limited Partner Interests	IEP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 21, 2022, Icahn Enterprises L.P. (the “Company”) entered into an open market sales agreement (the “Sales Agreement”) with Jefferies LLC (the “Agent”). Pursuant to the terms of the Sales Agreement, the Company may issue and sell the Company’s depositary units representing limited partner interests (the “Depositary Units”) having an aggregate offering amount of up to $400,000,000 from time to time through the Agent. The Agent will use its commercially reasonable efforts, as the agent and subject to the terms of the Sales Agreement, to sell the Depositary Units offered. Sales of the Depositary Units, if any, may be made in sales deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on or through the Nasdaq Global Select Market. The Company may also agree to sell Depositary Units to the Agent as principal for its own account on terms agreed to by the Company and the Agent. The Agent will be entitled to a commission from the Company of up to 2.00% of the gross sales price per Depositary Unit sold under the Sales Agreement by the Agent acting as the Company’s agent with the exact amount to be agreed by the Company. The Company intends to use any net proceeds from the offering to fund potential acquisitions and for general limited partnership purposes.

The Depositary Units are registered under the Securities Act, pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333- 266174), which was declared effective by the Securities and Exchange Commission on July 26, 2022.

The Sales Agreement contains customary representations, warranties, and agreements of the Company and the Agent, indemnification rights and obligations of the parties and termination provisions. The Sales Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the Sales Agreement in this Item 1.01 is qualified in its entirety by reference to such exhibit.

The Agent has provided, and may in the future provide, various investment banking, commercial banking, financial advisory and other services to the Company and its affiliates for which services it has received and may in the future receive, customary fees. In the course of its business, the Agent may actively trade the Company’s securities for its own account or for the accounts of customers, and, accordingly, the Agent may at any time hold long or short positions in such securities.

A copy of the opinion of Proskauer Rose LLP relating to the legality of the Depositary Units is filed as Exhibit 5.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Open Market Sales Agreement, dated as of November 21, 2022, between Icahn Enterprises L.P. and Jefferies LLC

5.1	Opinion of Proskauer Rose LLP

8.1	Opinion of Proskauer Rose LLP relating to tax matters

23.1	Consent of Proskauer Rose LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Proskauer Rose LLP (included in Exhibit 8.1 hereto)

104	Cover Page Interactive Data File (formatted in Inline XBRL in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P.
(Registrant)

	By:	Icahn Enterprises G.P. Inc.,
its general partner

		By:	/s/ Ted Papapostolou
Date: November 21, 2022			Ted Papapostolou
Chief Financial Officer and Chief Accounting Officer